UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2009

TITAN MACHINERY INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33866	45-0357838
(Commission File Number)	(IRS Employer
Identification No.)

4876 Rocking Horse Circle, Fargo, ND 58106-6049

(Address of Principal Executive Offices)  (Zip Code)

(701) 356-0130

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03               Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective February 3, 2009, the Board of Directors of Titan Machinery Inc. (the “Company”), upon recommendation by the Company’s Nomination/Governance Committee, and pursuant to the authority granted by Article 8 of the Company’s Bylaws and Article 9 of the Company’s Certificate of Incorporation, amended and restated Section 2.8 of the Company’s Bylaws (the “Bylaw Amendment”), which governs the manner by which business may properly be brought before an annual or special meeting of the Company’s stockholders.  A summary of the principal amendments to the Company’s Bylaws is set forth below.

The Bylaw Amendment clarifies that, apart from submitting proposals and nominations in compliance with Rule 14a-8 under the Securities and Exchange Act of 1934 (the “Exchange Act”), the advance notice provisions of the Company’s Bylaws provide the exclusive means by which a stockholder may make nominations of directors or submit other business before an annual or special meeting of stockholders.  The Bylaw Amendment also changes the advance notice provisions to provide that for an annual meeting notice of stockholder business must be delivered not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the prior year’s annual meeting, with such period being adjusted in the event that the date of the meeting falls outside of a specified range of days before and after the anniversary date. Previously, Section 2.8 of the Company’s Bylaws required notice of stockholder business to be provided not less than 120 calendar days prior to the date of the Company’s proxy statement in connection with the preceding year’s annual meeting, or, if there was no annual meeting for the preceding year or if the date of the annual meeting was changed by more than 30 calendar days from the preceding year’s annual meeting, not later than the 10th calendar day following public notice of the annual meeting.

The Bylaw Amendment changes the advance notice provisions for special meetings of stockholders to state that nominations of directors by stockholders may be made at special meetings only if the notice and other required information is delivered not later than the close of business on the 90th calendar day nor earlier than the close of business on the 120th calendar day prior to the date of such special meeting, or, if the first public announcement of the date of such special meeting is less than 100 days prior to the date of such special meeting, not later than the 10th calendar day following the date of the first public announcement by the Company of the special meeting.  Previously, the advance notice provisions for special meetings required such notice to be delivered to the Company within a reasonable time before the Company printed and mailed proxy materials in connection with a special meeting.

The Bylaw Amendment also modifies the information required to be included in the stockholder notice to require, in addition to the name, address and stock ownership of the stockholder giving the notice, any other information that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies for the proposal or nomination pursuant to Section 14 of the Exchange Act and a brief description of the business to be brought before the meeting, information with respect to the stockholder or such beneficial owner on whose behalf the nomination or proposal is submitted regarding (i) any derivative positions related to any class or series of the Company’s stock, (ii) any proxy, contract, arrangement or understanding relating to the voting of any of the Company’s securities, (iii) any short positions in the Company’s securities, (iv) any separate or separable dividend rights, (iv) any proportionate interest in the Company’s securities held by a limited or general partnership in which such stockholder or beneficial owner is, or owns an interest in, a general partner, and (v) any performance-related fees such stockholder or beneficial owner is entitled to based on the value of the Company’s securities.  If the notice relates to business other than a director nomination, the Bylaw Amendment further requires the notice to set forth any material interest of the stockholder or the beneficial owner on whose behalf the proposal is submitted in such business and a description of all agreements between such stockholder and the beneficial owner on whose behalf the proposal is submitted, or any other person.  If the notice relates to a director nomination, the Bylaw Amendment further requires the notice to describe any compensation or monetary arrangements or other material relationships during the previous three years between such stockholder and beneficial owner, or their affiliates, and each proposed nominee and such nominee’s affiliates, as well as any information that would be required to be disclosed pursuant to Rule 404 of Regulation S-K if the stockholder making the nomination or the beneficial owner on whose behalf the nomination is made were the registrant and the director nominee was a director of the Company.  Finally, the Bylaw Amendment adds a requirement that any director nominee must submit a completed and signed questionnaire setting forth such nominee’s background and qualifications, an agreement of such nominee that such person is not and will not become a party to (i) any voting agreement with respect to the Company’s securities that has not been disclosed to the Company, (ii) any voting agreement that could limit such person’s ability to comply with such person’s fiduciary duties, or (iii) any compensatory arrangement with any party other than the Company with respect to service as a director of the Company that has not been disclosed to the Company, and a representation by such person that such person would be in compliance with and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality, stock ownership and trading policies and guidelines of the Company.

The foregoing summary of the Bylaw Amendment does not purport to be a complete description of the Bylaw Amendment and is qualified in its entirety by reference to the Bylaw Amendment, included as Exhibit 3.1 to this Current Report and incorporated by reference as if fully set forth herein.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements: None

(b)	Pro forma financial information: None

(c)	Shell Company Transactions. None

(d)	Exhibits:

3.1 Amendment No. 1 to Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

TITAN MACHINERY INC.

Date: February 6, 2009	By	/s/ Mark Kalvoda
Mark Kalvoda
Chief Accounting Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

EXHIBIT INDEX

to

FORM 8-K

TITAN MACHINERY INC.

Date of Report:	Commission File No.:
February 3, 2009	001-33866

Exhibit No.	ITEM

3.1	Amendment No. 1 to Bylaws